                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A


                          SUPPLEMENT DATED JUNE 4, 2007
                                       TO
                         PROSPECTUSES DATED MAY 1, 2007


This Supplement applies to STRATEGY, VENTURE(R), VENTURE III(R), VENTURE VANTAGE(R) and VENTURE VISION(R) prospectuses for certain variable annuity contracts ("Contracts") issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (collectively, "we" "us," or "our"). In this Supplement, we refer to each of these prospectuses as a "Product Prospectus."


We revise the Product Prospectuses as follows:

All references to "American High-Income," "American High Income" and "American High Income Bond" are replaced with the phrase "American High-Income Bond."



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You should read this Supplement together with the Product Prospectus for the
Contract you purchase, and retain both for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-344-1029 (NY Contracts: 1-800-551-2078) to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Product Prospectus.
--------------------------------------------------------------------------------





                          SUPPLEMENT DATED JUNE 4, 2007


0607: 130368     333-70864      33-79112
                 333-71072      33-46217
                 333-70728      333-61283
                 333-70730      333-83558
                 333-70850      333-71074
                 333-138846